UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2004

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32138

Bermuda	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda

(Address of principal executive offices and zip code)

441-294-6350

(Registrant's telephone number, including area code)

Item 12.    Results of Operations and Financial Conditions.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 4, 2004, the Registrant issued a press release and on May 5, 2004, held an earnings conference call to discuss its results of operations for the three months ended March 31, 2004. Beginning on May 7, 2004, members of the Registrant's senior management team will also make certain presentations relating to its business and its results of operations. A copy of the press release, a transcript of the conference call and a copy of the presentation is furnished with this Form 8-K as Exhibits 99.1, 99.2 and 99.3.

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 4, 2004
99.2	Transcript of conference call conducted by Registrant on May 5, 2004
99.3	Presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.

Date: May 7, 2004	/s/ Tobey J. Russ
Tobey J. Russ
Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release dated May 4, 2004
99.2	Transcript of conference call conducted by Registrant on May 5, 2004
99.3	Presentation